UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 1, 2016


                            Sanook Enterprises, Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-53987                     n/a
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

28/14 Moo 3, Bophut, Koh Samui, Suratthani, Thailand               84320
     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code 1-800-915-0403

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

We herein seek to update our shareholders as to the status of the company. We are currently undertaking the required accounting and audit procedures such that we will be in a position to file all outstanding quarterly and annual reports shortly. We wish to thank our shareholders for their patience and continued support.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANOOK ENTERPRISES, INC.


/s/ Robin Mulholland
---------------------------------------
Robin Mulholland
President and Director

Date: November 1, 2016

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